SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

September 27, 2012

Date of Report (Date of Earliest Event Reported)

Rainbow International, Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-175337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Besiktas Emiran CAD. Naki Cendere Apt. No. 88/4
Istanbul, Turkey
(Address of principal executive offices)

(+90) 212-258-3495

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On September 27, 2012, the following technical reports were issued:

-

A technical report was prepared by Robert M. Allender, Jr., a certified professional geologist, for Aslanay Mining, Industry, and Trade Company, Ltd., a wholly owned subsidiary of the registrant, concerning the Havadan Project located in Central Anatolia, Turkey.

-

A technical report was prepared by Robert M. Allender, Jr., a certified professional geologist, for Aslanay Mining, Industry, and Trade Company, Ltd., a wholly owned subsidiary of the registrant, concerning the Gumushare Project located in the Gumushare Province, Northeastern Anatolia, Turkey.

Item 9.01:  Financial Statements and Exhibits

Exhibits

No.

Description

---------

-----------

Ex 99.1

Havadan 43-101 technical report

Ex 99.2

Gumushare 43-101 technical report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Rainbow International, Corp.

By:  /s/ Donald Perks

         Donald Perks

         President, Chief Executive Officer

         Chief Financial Officer

Dated:  March 6, 2013